SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 27, 2015

Ford Credit Auto Lease Trust 2015-B

(Issuer of the notes)

Ford Credit Auto Lease Two LLC

(Depositor)

Ford Motor Credit Company LLC

(Exact name of Sponsor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-196801-04	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

c/o Ford Credit SPE Management Office c/o Ford Motor Credit Company LLC c/o Ford Motor Company World Headquarters, Suite 800-B3 One American Road Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

In connection with the issuance by Ford Credit Auto Lease Trust 2015-B (the “Trust”) of the asset backed securities (the “Notes”) described in the Prospectus Supplement, dated October 21, 2015, and the Prospectus, dated October 15, 2015, which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Auto Lease Two LLC, as registrant (the “Registrant”), the Registrant and/or the Trust has entered into the agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”).  The Transaction Documents are described more fully in the Prospectus.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file finalized forms of certain agreements that are to be executed in connection with the issuance of the Notes, the forms of which were filed as exhibits to the Registration Statement filed by the Registrant with the Securities and Exchange Commission under the file numbers 333-196801.

Item 9.01.                                        Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits:

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of October 1, 2015, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, dated as of October 1, 2015, between the Registrant and U.S. Bank Trust National Association, as Owner Trustee.

Exhibit 4.4	Exchange Note Supplement, dated as of October 1, 2015, among CAB East LLC, CAB West LLC, FCALM, LLC, U.S. Bank National Association, HTD Leasing LLC and Ford Motor Credit Company LLC.

Exhibit 10.2	First-Tier Sale Agreement, dated as of October 1, 2015, between Ford Motor Credit Company LLC and the Registrant.

Exhibit 10.3	Second-Tier Sale Agreement, dated as of October 1, 2015, between the Registrant and the Trust.

Exhibit 10.5

Supplement, dated as of October 1, 2015, to the Amended and Restated Servicing Agreement among Ford Motor Credit Company, CAB East Holdings, LLC, CAB West Holdings, LLC and FCALM Holdings and HTD Leasing LLC.

Exhibit 99.1	Administration Agreement, dated as of October 1, 2015, among the Trust,

Ford Motor Credit Company, and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 99.4	Account Control Agreement, dated as of October 1, 2015, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 99.5	Titling Company Account Control Agreement, dated as of October 1, 2015, between CAB East LLC, CAB West LLC and FCALM, LLC and The Bank of New York Mellon, as Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO LEASE TRUST 2015-B

By: FORD MOTOR CREDIT COMPANY LLC,
as Servicer

	By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

Dated: October 28, 2015

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of October 1, 2015, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, dated as of October 1, 2015, between the Registrant and U.S. Bank Trust National Association, as Owner Trustee.

Exhibit 4.4	Exchange Note Supplement, dated as of October 1, 2015, among CAB East LLC, CAB West LLC, FCALM, LLC, U.S. Bank National Association, HTD Leasing LLC and Ford Motor Credit Company LLC.

Exhibit 10.2	First-Tier Sale Agreement, dated as of October 1, 2015, between Ford Motor Credit Company LLC and the Registrant.

Exhibit 10.3	Second-Tier Sale Agreement, dated as of October 1, 2015, between the Registrant and the Trust.

Exhibit 10.5

Supplement, dated as of October 1, 2015, to the Amended and Restated Servicing Agreement among Ford Motor Credit Company, CAB East Holdings, LLC, CAB West Holdings, LLC and FCALM Holdings and HTD Leasing LLC.

Exhibit 99.1	Administration Agreement, dated as of October 1, 2015, among the Trust, Ford Motor Credit Company, and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 99.4	Account Control Agreement, dated as of October 1, 2015, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 99.5	Titling Company Account Control Agreement, dated as of October 1, 2015, between CAB East LLC, CAB West LLC and FCALM, LLC and The Bank of New York Mellon, as Indenture Trustee.